Rule 497(d)



                                     FT 654

                           Energy Portfolio, Series 12

                Supplement to the Prospectus dated July 16, 2002

         Notwithstanding anything to the contrary in the Prospectus, shares of Cross Timbers Royalty Trust have been removed from Energy Portfolio, Series 12 for certain of the reasons set forth in "Removing Securities from a Trust."

September 1, 2006